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                                                                   Exhibit 10.43


                                   ASSIGNMENT


MIM Holdings, LLC hereby assigns to MIM Corporation as security for the repayment to MIM Corporation of that indebtedness represented by the Promissory Note of MIM Holdings, LLC dated December 31, 1996, the following Promissory Notes of MIM Holdings, LLC:

               (i) Promissory Note of Michael R. Ryan in the amount of $100,000 dated March 31, 1996; and

               (ii) Promissory Note of Todd Palmieri in the amount of $356,000 dated March 31, 1996.

MIM Holdings, LLC agrees that MIM Corporation is entitled to notify the issuers of the assigned promissory notes to make payments of amounts due directly to MIM Corporation in the event MIM Holdings, LLC defaults on its debt owed to MIM Corporation.

Dated as of December 31, 1996.

                                         MIM Holdings, LLC



                                         By /s/ E. David Corvese
                                            --------------------------------